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                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (no. 333-17617) of American Pad & Paper Company of our report dated March 15, 1999 appearing on page 42 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
March 25, 1999